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                                                                    Exhibit 99.6


[NRG LOGO]

                                                                            NEWS
                                                                         RELEASE


FOR IMMEDIATE RELEASE

NRG ENERGY ON TRACK TO ACHIEVE 25 PERCENT EARNINGS AND MEGAWATT GROWTH

MINNEAPOLIS; (June 15, 2001) - During an investors conference call, NRG Energy, Inc. (NYSE: NRG) today reported it is on track to achieve its stated goal of increasing earnings and megawatt ownership by at least 25 percent in 2001.

"Consistent with NRG's strategy of being among the top three competitive energy providers in each of its markets, NRG continues to grow through a disciplined acquisition program and accelerated greenfield and brownfield development," said David H. Peterson, NRG chairman, president and CEO. "We are confident we can sustain our growth momentum well into the future and reach our goal of owning 50,000 megawatts by year-end 2005."

The company confirmed its 2001 earnings per share estimate of $1.35 and went on to give earnings guidance for each quarter of 2001 as follows:

         Second quarter 2001                0.21 - 0.22 cents per share

         Third quarter 2001                 0.65 - 0.70 cents per share

         Fourth quarter 2001                0.25 - 0.27 cents per share

The company went on to list projects it has closed since April. The list (shown below) included a number of greenfield and brownfield projects that have either recently entered, or are expected to enter, into commercial operations within the next few weeks.

---------------------------------------------------------------------------------------------------------------
                                                                                           OPERATING STATUS OR
                                                                                            (EXPECTED DATE OF
            PROJECT NAME                     LOCATION                 NET MW INCREASE           OPERATION)
---------------------------------------------------------------------------------------------------------------
Audrain                                Missouri, USA                         640                Operating
---------------------------------------------------------------------------------------------------------------
Batesville                             Mississippi, USA                      427                Operating
---------------------------------------------------------------------------------------------------------------
Batesville expansion                   Mississippi, USA                      146               (June 2002)
---------------------------------------------------------------------------------------------------------------
Cajun Peakers                          Louisiana, USA                        238               (June 2001)
---------------------------------------------------------------------------------------------------------------
Sterlington                            Louisiana, USA                        72                (June 2001)
---------------------------------------------------------------------------------------------------------------
Chowchilla II                          California, USA                       49                 Operating
---------------------------------------------------------------------------------------------------------------
Dover expansion                        Delaware, USA                         88                 Operating
---------------------------------------------------------------------------------------------------------------
Sabine River Works                     Texas, USA                            210               (Fall, 2001)
---------------------------------------------------------------------------------------------------------------
MIBRAG                                 Germany                               79                 Operating
---------------------------------------------------------------------------------------------------------------
Schkopau                               Germany                               200                Operating
---------------------------------------------------------------------------------------------------------------
Nordic Power (and various Latin        Bolivia, Brazil                       228                Operating
American projects)                     and Peru                               97               (March 2002)
---------------------------------------------------------------------------------------------------------------

Additionally, the company listed various projects (shown below) it expected to close in the next few months.



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
-------------------------------------------------------------------------------------------------------------------
            PROJECT NAME                             LOCATION                                NET MW INCREASE
-------------------------------------------------------------------------------------------------------------------
Conectiv                               Delaware, Maryland and New Jersey, USA                    1,767
-------------------------------------------------------------------------------------------------------------------
Csepel                                 Hungary                                                    389
-------------------------------------------------------------------------------------------------------------------
Kangal                                 Turkey                                                     219
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McClain                                Oklahoma, USA                                              355
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WisVest                                Connecticut, USA                                          1,051
-------------------------------------------------------------------------------------------------------------------

NRG's chief financial officer, Leonard A. Bluhm also discussed NRG's filing of a $2 billion shelf registration statement with the Securities and Exchange Commission yesterday saying, "We filed the shelf registration statement because we are a growth company and it is prudent to be able to access the debt and equity markets when needs dictate and market conditions are favorable."

The company went on to say it has no current plans to issue additional equity.

NRG is a leading energy company engaged primarily in the acquisition, development, construction, ownership and operation of power generation facilities around the world.

A replay of today's conference call is available through the investor relations section of the company's web site, www.nrgenergy.com.

A $2 billion registration statement has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Certain statements included in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements above include, but are not limited to, expected earnings and future growth and financial performance. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct. Factors that could cause NRG's actual results to differ materially from those contemplated in the forward-looking statements above include, among others, factors affecting power generation operations such as unusual weather conditions, unscheduled generator outages, unanticipated changes to fuel costs or availability and environmental incidents; changes in government regulation or the implementation of government regulations, including pending changes within or outside of California as a result of the California energy crisis, which could result in NRG's failure to obtain regulatory approvals required to close project acquisitions, and which could adversely affect the continued deregulation of the electric industry; risks associated with the timely completion of development projects, including obtaining competitive contracts and construction delays; and factors affecting the availability or cost of capital, such as changes in interest rates and market perceptions of the power generation industry, NRG or any of its subsidiaries.

NRG undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause NRG's actual results to differ materially from those contemplated in the forward-looking statements included in this news release should not be construed as exhaustive. For more information regarding these risks and uncertainties, please review NRG's registration statement on Form S-3 filed June 14, our annual report on Form 10-K and our other filings with the Securities and Exchange Commission.


        MORE INFORMATION ON NRG ENERGY IS AVAILABLE AT WWW.NRGENERGY.COM.


                                      # # #

Contacts:         Meredith Moore
                  Media Relations
                  612.373.8892

                  Rick Huckle
                  Investor Relations
                  612.373.8900